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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2006
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-9924                    52-1568099
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
(State or other                   (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)
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                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On March 21, 2006, Citigroup Inc. issued a press release noting that Sanford
I. Weill, Chairman of Citigroup's Board of Directors, will retire as Chairman and a Citigroup director at Citigroup's Annual Meeting of Shareholders on April
18, 2006. The press release also noted that the Citigroup Board of Directors unanimously elected Chief Executive Officer Charles Prince to succeed Mr. Weill as Chairman.

      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

      Exhibit Number

            99.1  Press release, dated March 21, 2006, issued by Citigroup Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2006            CITIGROUP INC.

                                 By:   /s/  Michael S. Helfer
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                                 Name:  Michael S. Helfer
                                 Title: General Counsel and Corporate Secretary